PRELIMINARY COPY
                          SCHEDULE 14A
                         (Rule 14a-101)

             INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
        Exchange Act of 1934 (Amendment No.             )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]     Preliminary Proxy Statement  [ ]       Confidential,
                                               for Use of the
                                               Commission
                                               Only (as
                                               permitted by
                                               Rule 14a-
                                               6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule
        14a-12

                                               Cryomedical
Sciences, Inc.
        (Name of Registrant as Specified in Its Charter)


  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
        [X]     No fee required.
        [ ]     Fee computed on table below per Exchange Act
                Rules 14a-6(i)(4) and 0-11.
        (1) Title of each class of securities to which transaction applies:

        (2) Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        (4) Proposed maximum aggregate value of transaction:

        (5) Total fee paid:

        [ ]     Fee paid previously with preliminary materials.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:

        (2) Form, Schedule or Registration Statement No.:

        (3) Filing Party:

        (4) Date Filed:

PRELIMINARY COPY
                   CRYOMEDICAL SCIENCES, INC.
                  1300 Piccard Drive, Suite 102
                    Rockville, Maryland 20850
                         _______________

            NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                 To Be Held on December 16, 1998

To the Stockholders of
CRYOMEDICAL SCIENCES, INC.

        You are hereby notified that a Special Meeting of Stockholders of Cryomedical Sciences, Inc., a Delaware corporation (the "Company"), will be held at the offices of the Company, 1300 Piccard Drive, Suite 102, Rockville, Maryland 20850, on December 16, 1998, at 10:00 a.m., Maryland time, to
(i) ratify and approve each of the matters contained in a Plan of Recapitalization and Financing (the "Plan") adopted and approved by the Company's Board of Directors pursuant to the terms and conditions of a Stock Purchase Agreement with ValorInvest, Ltd. and required by the terms thereof to be submitted to the Company's stockholders for their approval, and (ii) transact such other business as may properly come before the meeting and any and all adjournments thereof.

        The Plan is comprised of each of the matters to be voted on at the Meeting, and provides that the Company (i) amend its Certificate of Incorporation to (a) effect a (1) one-for-five, (2) one for six, (3) one for seven, (4) one for eight, (5) one for nine, (6) one for ten, (7) one for eleven, (8) one for twelve, (9) one for thirteen, (10) one for fourteen, (11) one for fifteen, or (12) one for sixteen reverse stock split of the issued and outstanding shares of common stock of the Company, par value $.001 per share
("Common Stock"), each of such alternatives to be approved by the stockholders of the Company and one of such approved alternatives to be chosen by the Board of Directors of the Company, (b) reduce the number of authorized shares of Common
Stock from 50,000,000 shares to 25,000,000 shares, and (c) reduce the authorized number of shares of Preferred Stock, par value
$.001 per share, from 9,378,800 shares to 1,000,000 shares, (ii) adopt a 1998 Stock Option Plan, (iii) grant stock options/warrants for approximately 19,780,000 shares (pre-reverse stock split) (of which stock options/warrants for 19,155,000 shares (pre-reverse stock split) have been granted, subject to stockholder approval), exercisable at $.25 per share (pre-reverse stock split) to management, others who have provided services to the Company, and directors, to appropriately incentivize and compensate them, and (iv) prepare and file a registration statement with the Securities and Exchange Commission for the sale of securities by the Company. Each matter in the Plan will be voted on separately and, if approved, may be effectuated by the Company. However, for the Plan to be approved, each matter in the Plan must be approved. THE FAILURE TO APPROVE EACH MATTER IN
THE PLAN, AND THEREFORE THE PLAN, COULD HAVE
A MATERIAL ADVERSE EFFECT ON THE BUSINESS AND
FINANCIAL CONDITION OF THE COMPANY.  SEE
"PROXY STATEMENT - BACKGROUND." Approval of a matter requires a "FOR" vote on the accompanying proxy. If no choice is specified in the accompanying Proxy, the Proxy will be voted "FOR" the matter. A vote to "ABSTAIN" with respect to a matter will have the same effect as a vote "AGAINST" the matter.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        The Board of Directors has fixed the close of business on October 23, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting or any adjournments thereof.

        ALL STOCKHOLDERS ARE CORDIALLY INVITED
TO ATTEND THE SPECIAL MEETING.  WHETHER OR NOT
YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED
TO COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY
CARD AND RETURN IT PROMPTLY IN THE ENCLOSED
ENVELOPE.  IF YOU ATTEND THE MEETING, YOU MAY
VOTE YOUR SHARES IN PERSON IF YOU WISH TO DO SO,
EVEN IF YOU HAVE SIGNED AND RETURNED YOUR
PROXY CARD.

        By Order of the Board of Directors,


        Richard J. Reinhart, Ph.D.,
        President and Chief Executive Officer


        Rockville, Maryland
        November 2, 1998

             IT IS IMPORTANT THAT THE ENCLOSED PROXY
FORM
               BE COMPLETED AND RETURNED PROMPTLY
PRELIMINARY COPY
                   CRYOMEDICAL SCIENCES, INC.
                  1300 Piccard Drive, Suite 102
                    Rockville, Maryland 20850
                         _______________

                         PROXY STATEMENT
                         _______________

                 SPECIAL MEETING OF STOCKHOLDERS

                        December 16, 1998

                     SOLICITATION OF PROXIES

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Cryomedical Sciences, Inc., a Delaware corporation (the "Company"), of proxies to be voted at a Special Meeting of Stockholders of the Company to be held on December 16, 1998 (the "Meeting"), at 10:00 a.m., Maryland time, at the offices of the Company, 1300 Piccard Drive, Suite 102, Rockville, Maryland 20850, and at any adjournments thereof.

        The close of business on October 23, 1998 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. On that date there were 33,454,302 shares of the Company's common stock, par value $.001 per share ("Common Stock"), issued and outstanding, each of which has one vote on each matter to be presented at the Meeting (the "Proposals"), and 128 shares of the Company's Series E Convertible Preferred Stock, par value
$.001 per share ("Preferred Stock"), issued and outstanding, each of which has 10,000 votes on each Proposal. The holders of Common Stock and the holders of Preferred Stock will vote together on the Proposals as if they held one class of stock. The holders of stock representing a majority of the votes entitled to be cast at the Meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the Meeting and any adjournments thereof. Approval of the Proposals to amend the Company's Certificate of Incorporation (the
"Charter") to (i) effect a one-for-five, one-for-six, one-for-seven, one-for-eight, one-for-nine, one-for-ten, one-for-eleven, one-for-twelve, one-for-thirteen, one-for-fourteen, one-for-fifteen, or one-for-sixteen reverse stock split of the issued and outstanding Common Stock, with one of such approved alternatives to be chosen by the Board of Directors of the Company (the "Reverse
Stock Split"), (ii) reduce the number of authorized shares of Common Stock from 50,000,000 shares to 25,000,000 shares
(the "Common Stock Reduction"), and (iii) reduce the number of authorized shares of Preferred Stock from 9,378,800 shares to 1,000,000 shares (the Preferred Stock Reduction"), requires the affirmative vote of the holders of stock representing a majority of the votes entitled to be cast at the Meeting. Approval of the Proposals to (i) ratify and approve the Company's 1998
Stock Option Plan (the "1998 Stock Option Plan"), (ii) ratify and approve the grant of stock options/warrants to purchase
19,155,000 shares (pre-Reverse Stock Split) of Common Stock, exercisable at $.25 per share (pre-Reverse Stock Split) to management, others who have performed services for the Company, and directors, to appropriately incentivize and/or compensate them for the services provided to the Company (the
"Stock Option/Warrant Grant"), and (iii) approve the preparation and filing of a registration statement with the Securities and Exchange Commission for the sale of securities by the Company
(the "SEC Filing"), requires the affirmative vote of the holders of stock representing a majority of shares present in person or represented by proxy at the Meeting and entitled to vote thereon. All votes will be tabulated by the inspector(s) of election appointed for the Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on the Proposals and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a Proposal has been approved.

        A form of proxy is enclosed for use at the Meeting. The proxy may be revoked by a stockholder at any time before it is voted by execution of a proxy bearing a later date or by written notice to the Secretary of the Company before the Meeting, and any stockholder present at the Meeting may revoke his or her proxy thereat and vote in person if he or she desires. When such proxy is properly executed and returned, the shares of Common Stock or Preferred Stock it represents will be voted at the Meeting in accordance with any instructions noted thereon. If no direction is indicated, all shares of Common Stock and Preferred Stock represented by valid proxies received pursuant to this solicitation (and not revoked prior to exercise) will be voted (i) FOR the proposed amendment to the Charter to effect the Reverse Stock Split, (ii) FOR the proposed amendment to the Charter to effect the Common Stock Reduction, (iii) FOR the proposed amendment to the Charter to effect the Preferred Stock Reduction, (iv) FOR the ratification and approval of the 1998 Stock Option Plan, (v) FOR the ratification and approval of the Stock Option/Warrant Grant, and (vi) FOR the approval of the SEC Filing.

        The cost for soliciting proxies on behalf of the Board of Directors will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telefax, or cable by personnel of the Company who will not receive any additional compensation for such solicitation. The Company may reimburse brokers or other persons holding stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals and obtaining their proxies. The approximate date of mailing of this Proxy Statement and accompanying form of proxy is November 2, 1998.
                           BACKGROUND

        In connection with the Company's efforts to raise capital, the Company entered into a Stock Purchase Agreement (the
"Stock Purchase Agreement") with ValorInvest, Ltd. ("ValorInvest"), a Geneva Switzerland based corporation unrelated to the Company, pursuant to which, among other things, ValorInvest (i) purchased from the Company, 128 Series
E Units at a price of $1,562.50 per Unit (an aggregate of $200,000), and (ii) agreed to purchase, on or before December 28,1998, an additional 256 Series E Units at a price of $1,562.50 per Unit (an aggregate of $400,000). Each Unit consists of one share of Series E Convertible Preferred Stock ("Series E Preferred Stock"), convertible into 10,000 shares of Common Stock, and a warrant ("Series E Warrant") to purchase
5,000 shares of Common Stock at $.25 per share, the exercise of which is subject to the consummation of a public offering of
(a), in the event the Common Stock is trading at a price of $.50 or more (pre-Reverse Stock Split), 16,000,000 shares (pre-
Reverse Stock Split) of Common Stock at not less than $.50 per share (pre-Reverse Stock Split), or (b), in the event the Common Stock is trading at a price of less than $.50 per share (pre-Reverse Stock Split), 16,000 Series F Units at $500 per Series
F Unit.  Each Series F Unit shall consist of one share of Series
F Convertible Preferred Stock (to be authorized at such time), convertible into 1,000 shares (pre-Reverse Stock Split) of Common Stock, entitled to one vote for each share of Common
Stock into which it is convertible, and automatically convertible into Common Stock if the closing or bid price of the Common
Stock on any day is $.50 or more (pre-Reverse Stock Split), and a warrant to purchase 250 shares (pre-Reverse Stock Split) of Common Stock at $.75 per share (pre-Reverse Stock Split).

        The Stock Purchase Agreement requires the Board of Directors of the Company to adopt a Plan of Recapitalization and Financing (the "Plan") and to submit the Plan to the Company's stockholders for their approval. Subject to the adoption by the Company and its stockholders of the Plan, ValorInvest has agreed to use its best efforts to arrange for a public offering ("Public Offering") (contemplated to be in Europe) of the Company's securities through an underwriter (the "Underwriter") to be designated or approved by ValorInvest. Through ValorInvest, the Company has obtained a letter of interest for a Public Offering from a German Underwriter. The letter does not contain any commitment for a Public Offering, and any Public Offering by such Underwriter, at the very least, would be subject to the completion of due diligence by such Underwriter and market conditions. The terms of a Public Offering, if any, would be as negotiated between the Company and the Underwriter. There can be no assurance that the Public
Offering, if consummated, would be on the terms set forth above, or that a Public Offering would be consummated at all.


        In the event the Plan is not approved by the Company and its stockholders, there would be no requirement on the part of ValorInvest to use its best efforts to arrange for the Public Offering. In addition, if the Plan is not approved by the Company's stockholders by January 27, 1999, then, at the request of ValorInvest, the Company must redeem the Series E
Units at a per Unit price equal to the price paid therefor plus an additional amount determined by multiplying the price paid therefor by a fraction, the denominator of which is the number "120" and the numerator of which is the number of months
(rounded to a higher whole number) elapsed between September
30, 1998 and the redemption date. Any such request by ValorInvest would have a material adverse effect on the business and financial condition of the Company.

        The Plan is comprised of each of the matters to be voted on, including the Reverse Stock Split, the Common
Stock Reduction, the Preferred Stock Reduction, the 1998
Stock Option Plan, the Stock Option/Warrant Grant and the
SEC Filing. Each matter in the Plan will be voted on separately and, if approved, may be effectuated by the Company.
However, for the Plan to be approved, each matter in the Plan must be approved. THE FAILURE TO APPROVE EACH
MATTER CONTAINED IN THE PLAN, AND THEREFORE
THE PLAN, COULD HAVE A MATERIAL ADVERSE
EFFECT ON THE BUSINESS AND FINANCIAL
CONDITION OF THE COMPANY.

        On August 31, 1998, the Board of Directors of the
Company unanimously approved the Plan. The Plan is now being submitted for approval by the Company's stockholders.

        APPROVAL OF A MATTER REQUIRES A "FOR"
VOTE ON THE ACCOMPANYING PROXY.  IF NO
CHOICE IS SPECIFIED IN THE ACCOMPANYING
PROXY, THE PROXY WILL BE VOTED "FOR" THE
MATTER.  A VOTE TO "ABSTAIN" WITH RESPECT TO
A MATTER WILL HAVE THE SAME EFFECT AS A
VOTE "AGAINST" THE MATTER.

              PROPOSAL TO AMEND THE CERTIFICATE OF
INCORPORATION
                TO EFFECT THE REVERSE STOCK SPLIT

Reason for Submission to Stockholders

        This Proposal is being submitted to stockholders to comply with the terms of the Stock Purchase Agreement and to satisfy the requirements of the Delaware General Corporation Law. The Proposal is one of the matters contained in the Plan of Recapitalization and Financing (the "Plan") which, pursuant to the Stock Purchase Agreement, is to be adopted by the Company and submitted to the Company's stockholders for their approval. The failure of the Company's stockholders to approve this Proposal would constitute a failure to approve the Plan and could have a material adverse effect on the business and financial condition of the Company. See "Background."

Reasons for the Reverse Stock Split

        The principal reasons to effectuate the Reverse Stock
Split are to increase the number of authorized but unissued shares of Common Stock, to reduce the number of shares of Common Stock that are outstanding, and to increase the price per share of the Common Stock.

        The Company currently is authorized to issue 50,000,000 shares of Common Stock, of which 33,454,302 shares of Common Stock are issued and outstanding. There also are outstanding 128 shares of Series E Preferred Stock and 128
Series E Warrants which are convertible/exercisable into 1,280,000 shares of Common Stock and 640,000 shares of Common Stock, respectively, and other options and warrants to purchase 2,096,400 shares of Common Stock. In addition, in accordance with the Stock Purchase Agreement, the Company (i) is required to issue to ValorInvest an additional 256 shares of Series E Preferred Stock, convertible into 2,560,000 shares of Common Stock, and Series E Warrants to purchase 1,280,000 shares of Common Stock, and (ii) has granted to management, others who have provided services to the Company, and directors an aggregate of 19,155,000 stock options/warrants (pre-Reverse Stock Split) to appropriately incentivize and/or compensate them, in each case subject to the approval of the Plan by the Company's stockholders. Thus, the Company may be required to issue a number of shares of Common Stock, which, together with the Company's issued and outstanding shares of Common Stock, would exceed its current authorized capital of 50,000,000 shares of Common Stock. Lastly, there currently is an insufficient number of authorized but unissued shares of Common Stock available to allow the Company to complete the contemplated Public Offering.

        The Company contemplates that the Reverse Stock Split will be a minimum of one-for-ten (with the final determination to be based upon the price of the Common Stock at the time of the Reverse Stock Split and negotiations with the Underwriter, if any). After a one-for-ten Reverse Stock Split, there would be outstanding approximately 3,345,430 shares of Common Stock, Series E Preferred Stock convertible into 128,000 shares of Common Stock, Series E Warrants to purchase 64,000 shares of Common Stock, other options and warrants to purchase
2,125,140 shares of Common Stock (assuming ratification and approval of the Stock Option/Warrant Grant), and a contractual commitment to issue to ValorInvest additional Series E Preferred Stock and Series E Warrants convertible/exercisable into an aggregate of 384,000 shares of Common Stock, for an aggregate of approximately 6,046,570 shares of Common Stock issued and outstanding or required to be reserved for issuance. Therefore, the Reverse Stock Split will enable the Company to issue shares of Common Stock pursuant to the conversion of outstanding and contracted for shares of Series E Convertible Preferred Stock and the exercise of outstanding warrants and options, and to consummate a Public Offering.

        The Company also believes that the higher share price which may result from the Reverse Stock Split will help to generate interest in the Company among investors, thereby facilitating future financings. In addition, the Company anticipates, but there can be no assurance, that the Reverse Stock Split will enable the Common Stock to maintain its listing on the NASDAQ Stock Market, for which a minimum $1.00 bid price is required. There can be no assurance, however, that a higher share price will have such effect or that any financings will be consummated in the future.

Fractional Shares

        No fractional shares of Common Stock or scrip representing fractional shares of Common Stock will be issued in connection with the Reverse Stock Split. In lieu of issuing fractional shares, each fractional share will be rounded up to the next highest whole share of Common Stock.

Effects of the Reverse Stock Split

        Upon the effectiveness of the Reverse Stock Split, the number of shares owned by each holder of Common Stock shall be reduced by the ratio of a minimum of 5 to 1 and a maximum of 16 to 1, so that each such stockholder will thereafter own one share of Common Stock for every 5 or 6 or 7 or 8 or 9 or 10 or 11 or 12 or 13 or 14 or 15 or 16 shares of Common Stock he or she owned immediately prior to the Reverse Stock Split.

        It is contemplated that the Reverse Stock Split will be a minimum of one-for-10 (with the final determination to be based upon the price of the Common Stock at the time of the Reverse
Stock Split and negotiations with the Underwriter, if any). Assuming a one-for-10 Reverse Stock Split, the principal effect of the Reverse Stock Split will be that (i) the number of shares of Common Stock issued and outstanding will be reduced from 33,454,302 shares to approximately 3,345,430 shares, (ii) all outstanding shares of Series E Preferred Stock entitling holders thereof to receive, upon conversion, shares of Common Stock will enable such holders to receive, upon conversion thereof, 1/10th of the number of shares of Common Stock which such holders would have received upon conversion thereof immediately preceding the Reverse Stock Split, (iii) all outstanding options and warrants entitling the holders thereof to purchase shares of Common Stock will enable such holders to purchase, upon exercise of their options and warrants, 1/10 of the number of shares of Common Stock which such holders would have been able to purchase upon exercise of their options or warrants immediately preceding the Reverse Stock Split at the same aggregate price required to be paid therefor upon exercise thereof immediately preceding the Reverse Stock Split, and (iv) the number of shares included in the Company's 1998 Stock
Option Plan will be reduced to 1/10th of the number of shares currently included in such Stock Option Plan. The Reverse
Stock Split will not alter the percentage ownership interest in the Company of any stockholder, except to the extent that the Reverse Stock Split results in a stockholder of the Company owning a fractional share (see "Reverse Stock Split - Fractional Shares"). Voting and other rights accompanying the Common
Stock will not be altered.

        Pursuant to the Reverse Stock Split, the par value of the Common Stock will remain $0.001 per share. As a result, on the effective date of the Reverse Stock Split, the stated capital on the Company's balance sheet attributable to the Common Stock will be reduced to 1/10th of its present amount (assuming a one-for-ten Reverse Stock Split), and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced.

Exchange of Shares

        The Reverse Stock Split will be effective at the close of business on the date of filing of the appropriate certificate of amendment to the Charter with the Secretary of State of the State of Delaware, unless the Company specifies otherwise. The record date for the Reverse Stock Split will be the effective date of the amendment to the Charter (the "Record Date"). On or about the Record Date, notice of the Reverse Stock Split (the "Split Notice") will be mailed to each stockholder of record at the most recent address of such stockholder appearing on the Company's records. The Split Notice shall be accompanied by a Letter of Transmittal and shall request that each stockholder surrender his or her existing stock certificate(s) (the "Old Certificate") evidencing ownership of the pre-Reverse Stock Split Common Stock (the "Old Common Stock"), together with the
Letter of Transmittal, to American Stock Transfer and Trust Company to be exchanged for a new stock certificate(s) evidencing ownership of the number of shares of Common Stock resulting from the Reverse Stock Split (the "New Common
Stock"). From and after the Record Date, all Old Certificates will be deemed to represent only that number of shares of New Common Stock resulting from the Reverse Stock Split.

Federal Income Tax Consequences

        The Company believes that the federal income tax consequences of the Reverse Stock Split will be as follows:

        (i)             Except as explained in (v) below, no
                        income gain or loss will be recognized
                        by stockholders on the surrender of their Old Common Stock or the receipt of their New Common Stock.

        (ii) Except as explained in (v) below, the tax basis of the New Common Stock will equal the tax basis of the Old Common Stock exchanged therefor.

        (iii) Except as explained in (v) below, the holding period of the New Common Stock will include the holding period of the Old Common Stock if such shares were held as capital assets.

        (iv) The conversion of the Old Common Stock into the New Common Stock will produce no taxable income or gain or loss to the Company.

        (v) The federal income tax treatment of the receipt of the additional fractional interest by a stockholder is not clear and may result in tax liability not material in amount in view of the low value of such fractional interest.

        The foregoing summary represents the Company's opinion only and is based on the existing provisions of the Internal Revenue Code of 1986, as amended, and existing administrative interpretations thereof, any of which may be revised retroactively. The Company's opinion is not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts would accept the positions expressed above.

        The state and local tax consequences of the Reverse Stock Split may vary significantly as to each stockholder, depending upon the state in which he/she resides. Stockholders are urged to consult their own tax advisors with respect to the federal, state, and local tax consequences of the Reverse Stock Split.

No Right of Appraisal

        Under the Delaware General Corporation Law, dissenting stockholders are not entitled to appraisal rights with respect to the Company's proposed amendment to the Charter to effect the Reverse Stock Split, and the Company will not provide stockholders with any such right.

Voting Requirement

        Approval of the Proposal for the Reverse Stock Split requires the affirmative vote of the holders of stock representing a majority of the votes entitled to be cast at the Meeting.

        The Board of Directors recommends that the stockholders vote FOR the proposed amendment to the Charter to effect the Reverse Stock Split.

              PROPOSAL TO AMEND THE CERTIFICATE OF
INCORPORATION
              TO EFFECT THE COMMON STOCK REDUCTION

Reason for Submission to Stockholders

        This Proposal is being submitted to stockholders to comply with the terms of the Stock Purchase Agreement and to satisfy the requirements of the Delaware General Corporation Law. The Proposal is one of the matters contained in the Plan of Recapitalization and Financing (the "Plan") which, pursuant to the Stock Purchase Agreement, is to be adopted by the Company and submitted to the Company's stockholders for their approval. The failure of the Company's stockholders to approve this Proposal would constitute a failure to approve the Plan and could have a material adverse effect on the business and financial condition of the Company. See "Background."

Reasons for Reducing the Number of Authorized Shares of
Common Stock

        Presently, the Charter authorizes the issuance of 50,000,000 shares of Common Stock, of which 33,454,302 shares of Common Stock are issued and outstanding. There also are outstanding Series E Preferred Stock and Series E Warrants convertible/exercisable into 1,280,000 shares of Common Stock and 640,000 shares of Common Stock, respectively, and other options and warrants to purchase 2,096,400 shares of Common
Stock. In addition, in accordance with the Stock Purchase Agreement, the Company (i) is required to issue to ValorInvest an additional 256 shares of Series E Preferred Stock, convertible into 2,560,000 shares of Common Stock, and Series E Warrants to purchase 1,280,000 shares of Common Stock, and (ii) has granted to management, others who have provided services to the Company, and directors an aggregate of 19,155,000 stock options/warrants (pre-Reverse Stock Split) to appropriately incentivize and/or compensate them, in each case subject to the approval of the Plan by the Company's stockholders. Assuming a minimum one-for-ten Reverse Stock Split, there would be outstanding a maximum of approximately 3,345,430 shares of Common Stock, Series E Preferred Stock convertible into
128,000 shares of Common Stock, Series E Warrants to purchase 64,000 shares of Common Stock, other options and warrants to purchase 2,125,140 shares of Common Stock
(assuming ratification and approval of the Stock Option/Warrant Grant), and a contractual commitment to issue to ValorInvest additional Series E Preferred Stock and Series E Warrants convertible/exercisable into an aggregate of 384,000 shares of Common Stock, for an aggregate of approximately 6,046,570 shares of Common Stock issued and outstanding or required to be reserved for issuance. In such case, an authorized capital of 50,000,000 shares of Common Stock would be unnecessary.
Rather, the Board of Directors believes that an authorized capital of 25,000,000 shares of Common Stock would be sufficient to ensure that the Company has enough shares of Common Stock available to meet its outstanding commitments as well as to provide the Company with flexibility in connection with various corporate purposes, including the Public Offering, if any, and possible future financings and acquisitions requiring the issuance of Common Stock.

Effect of the Reduction

        The reduction of authorized shares of Common Stock will not alter the par value of the Common Stock or the rights of stockholders.

No Right of Appraisal

        Under the Delaware General Corporation Law, dissenting stockholders are not entitled to appraisal rights with respect to the Company's proposed amendment to the Charter to effect the Common Stock Reduction, and the Company will not provide stockholders with any such right.

Voting Requirement

        In accordance with the Charter, approval of the Proposal for the Common Stock Reduction requires the affirmative vote of the holders of stock representing a majority of the votes entitled to be cast at the Meeting.

        The Board of Directors recommends that the stockholders vote FOR the proposed amendment to the Charter to effect the Common Stock Reduction.

              PROPOSAL TO AMEND THE CERTIFICATE OF
INCORPORATION
             TO EFFECT THE PREFERRED STOCK REDUCTION

Reason for Submission to Stockholders

        This Proposal is being submitted to stockholders to comply with the terms of the Stock Purchase Agreement and to satisfy the requirements of the Delaware General Corporation Law. The Proposal is one of the matters contained in the Plan of Recapitalization and Financing (the "Plan") which, pursuant to the Stock Purchase Agreement, is to be adopted by the Company and submitted to the Company's stockholders for their approval. The failure of the Company's stockholders to approve this Proposal would constitute a failure to approve the Plan and could have a material adverse effect on the business and financial condition of the Company. See "Background."

Reasons for Reducing the Number of Authorized Shares of
Preferred Stock

        Presently the Charter authorizes the issuance of 9,378,800 shares of Preferred Stock, of which 128 shares, designated as Series E Convertible Preferred Stock, are issued and outstanding. Under such circumstances, authorized capital of 9,378,800 shares of Preferred Stock is unnecessary. Rather, the Board of Directors believes that an authorized capital of 1,000,000 shares of Preferred Stock would be sufficient to ensure that the Company has enough shares of Preferred Stock available to meet its outstanding commitments as well as to provide the Company with flexibility in connection with various corporate purposes, including the Public Offering, if any, and possible future financings and acquisitions requiring the issuance of Preferred Stock.

Effect of the Reduction

        The reduction of authorized shares of Preferred Stock will not alter the par value of the Preferred Stock or the rights of stockholders.

No Right of Appraisal

        Under the Delaware General Corporation Law, dissenting stockholders are not entitle to appraisal rights with respect to the Company's proposed amendment to the Charter to effect the Preferred Stock Reduction, and the Company will not provide stockholders with any such right.

Voting Requirement

        In accordance with the Charter, approval of the Proposal for the Preferred Stock Reduction requires the affirmative vote of the holders of stock representing a majority of the votes entitled to be cast at the Meeting.

        The Board of Directors recommends that the stockholders vote FOR the proposed amendment to the Charter to effect the Preferred Stock Reduction.

           Method of Effecting the Charter Amendments

        The Reverse Stock Split, the Common Stock Reduction and the Preferred Stock Reduction shall become effective, automatically and without further action by the stockholders, upon the filing with the Delaware Secretary of State of an appropriate certificate of amendment to the Charter (the "Charter Filing"). The complete text of such amendment is set forth in Exhibit A hereto. At any time prior to the effectiveness of the Charter Filing (or, if no Charter Filing has been made, prior to the Charter Filing), the Board of Directors may abandon the Charter Amendments without further action by the stockholders.


             PROPOSAL TO APPROVE AND RATIFY THE 1998
STOCK OPTION PLAN

Reason for Submission to Stockholder

        This Proposal is being submitted to stockholders to comply with the terms of the Stock Purchase Agreement, to satisfy requirements of the Internal Revenue Code of 1986, as amended (the "Code"), and to satisfy the requirements of the NASDAQ Stock Market. The Proposal is one of the matters contained in the Plan of Recapitalization and Financing (the "Plan") which, pursuant to the Stock Purchase Agreement, is to be adopted by the Company and submitted to the Company's stockholders for their approval. The failure of the Company's stockholders to approve this Proposal would constitute a failure to approve the Plan and could have a material adverse effect on the business and financial condition of the Company. See "Background."

Description of the 1998 Stock Option Plan

        On August 31, 1998, the Board of Directors, subject to stockholder approval, adopted the 1998 Stock Option Plan for employees, including officers, and directors of, and consultants and advisors to, the Company or any subsidiary corporation (aggregating approximately 27 persons as of October 1, 1998).
A summary of the 1998 Stock Option Plan (the "Stock Option
Plan") is set forth below. The summary is qualified in its entirety by reference to the full text of the Stock Option Plan, a copy of which is attached hereto as Exhibit B.

        The Stock Option Plan covers 20,000,000 shares of
Common Stock (subject to adjustment to cover stock splits, stock dividends, recapitalizations and other capital adjustments, including the Reverse Stock Split). The options granted under the Stock Option Plan will be designated as incentive stock options or non-incentive stock options by the Board of Directors or a committee thereof, which also will have discretion as to the persons to be granted options, the number of shares subject to the options, and the terms of the option agreements. Only employees (including officers) of the Company may be granted incentive stock options. The options to be granted under the Stock Option Plan and designated as incentive stock options are intended to receive incentive stock option tax treatment pursuant to Section 422 of the Code.

        The Stock Option Plan provides that all options thereunder shall be exercisable during a period of no more than ten years from the date of grant (five years for options granted to holders who own more than 10% of the total combined voting power of all classes of stock of the Company), depending upon the specific stock option agreement, and that the option exercise price for incentive stock options shall be at least equal to 100% of the fair market value of the Common Stock at the time of grant (110% for options granted to holders who own more than 10% of the total combined voting power of all classes of stock of the Company). In addition, the aggregate fair market value (determined on the date of grant) of the Common Stock with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year shall not exceed $100,000.

        The Stock Option Plan permits optionees whose employment is terminated without cause and other than by reason of death, disability or retirement at age 65, to exercise their options prior to the expiration thereof or within three months of termination, whichever is earlier, but only to the extent the holder had the right to exercise such options on the date of termination. If the employment of an optionee is terminated for cause and other than by reason of death, disability or retirement at age 65, any options granted to the optionee will terminate automatically. If employment is terminated by reason of disability or retirement at age 65, the optionee may exercise his options at any time prior to the expiration thereof or within one year from the date of termination (three months from the date of termination in the event of termination by reason of retirement at age 65), whichever is earlier, but only to the extent the holder had the right to exercise such options on the date of termination. If employment is terminated by death, the person or persons to whom the optionee's rights under the option are transferred by will or the laws of descent and distribution have similar rights of exercise within three months after such death (but not after the expiration of the option). Options are not transferable otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder, and are exercisable during the optionee's lifetime only by the optionee. Shares subject to options which expire or terminate may be the subject of future options. The Stock Option Plan terminates on August 30, 2008.

        If shares are issued to the holder of a non-incentive option under the Stock Option Plan (a) no income will be recognized by the holder at the time of grant of the option; (b) except as stated below, upon exercise of the option, the holder will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the shares over the option price; (c) if the holder exercising the option is restricted from selling the shares so acquired because the holder is an officer or director of the Company and would be subject to liability under
Section 16(b) of the Exchange Act, then, unless the holder makes an election to be taxed under the rule of clause (b) above, the holder will recognize taxable ordinary income, at the time such
Section 16(b) restriction terminates, equal to the excess of the fair market value of the shares at that time over the option price, and any dividends he or she receives on the shares before that time will be taxable to him or her as income; (d) the Company will be entitled to a deduction at the same time and in the same amount as the holder has income under clause (b) or (c); and (e) upon a sale of shares so acquired, the holder may have additional short-term or long-term capital gain or loss.

        If shares are issued to the holder of an incentive stock option under the Stock Option Plan, (a) no income will be recognized by such holder at the time of the grant of the option or the transfer of shares to the holder pursuant to his or her exercise of the option; (b) the difference between the option price and the fair market value of the shares at the time of exercise will be treated as an item of tax preference to the holder; (c) no deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of the option; and (d) upon a sale or exchange of the shares after the later of (i) one year from the date of transfer of the shares to the original holder, or (ii) two years from the date of grant of the option, any amount realized by the holder in excess of the option price will be taxed to the holder as a long-term capital gain, and any loss sustained by the holder will be a long-term capital loss. If the shares are disposed of before the holding period requirements described in the preceding sentence are satisfied, (aa) the holder will recognize taxable ordinary income in the year of disposition in an amount determined under the rules of the Code; (bb) the Company will be entitled to a deduction for such year in the amount of the ordinary income so recognized; (cc) the holder may have additional long-term or short-term capital gain or loss; and (dd) the tax preference provision might not be applicable.

        The Stock Option Plan provides for the cashless payment of the exercise price of options granted under the Stock Option Plan by (a) delivery to the Company of shares of Common Stock having a fair market value equal to such purchase price, (b) irrevocable instructions to a broker to sell shares of Common Stock to be issued upon exercise of the option, followed by delivery to the Company of the amount of sale proceeds necessary to pay such purchase price, and delivery of the remaining cash proceeds less commissions and brokerage fees to the optionee or delivery of the remaining shares of Common Stock to the optionee, or (c) by any combination of the methods of payment described in (a) and (b) above.

Voting Requirement

        Approval of the proposal to ratify and approve the Stock
Option Plan requires affirmative vote of the holders of stock representing a majority of the shares present in person or represented by proxy at the Meeting and entitled to vote thereon.

        The Board of Directors recommends that the stockholders vote FOR ratification and approval of the Plan.


                  PROPOSAL TO APPROVE THE STOCK
OPTION/WARRANT GRANT

Reason for Submission to Stockholders

        This Proposal is being submitted to stockholders to comply with the terms of the Stock Purchase Agreement and to satisfy the requirements of the NASDAQ Stock Market. The Proposal is one of the matters contained in a Plan of Recapitalization and Financing (the "Plan") which, pursuant to the Stock Purchase Agreement, is to be adopted by the Company's Board of Directors and submitted to the Company's stockholders for their approval. The failure of the Company's stockholders to approve this Proposal would constitute a failure to approve the Plan and could have a material adverse effect on the business and financial condition of the Company. See "Background."

Reason for the Stock Option/Warrant Grant

        In connection with the adoption and approval of the Plan by the Board of Directors, and pursuant to the terms thereof, the Board of Directors granted, on a pre-Reverse Stock Split basis:
(i) under the 1998 Stock Option Plan, stock options to purchase an aggregate of 13,300,000 shares of Common Stock, at $.25 per share, to: Richard J. Reinhart, Ph.D., President, Chief Executive Officer and Director - 7,200,000; John Baust, Ph.D., Senior Vice President and Chief Scientific Officer - 2,160,000; Alan F. Rich, Vice President - Sales and Marketing - 1,100,000; an aggregate of 14 employees - 775,000,; Howard S. Breslow, Director - 720,000 and J. Donald Hill, Director - 720,000, (ii) warrants to purchase 2,880,000 shares of Common Stock, at $.25 per share, to Breslow & Walker, LLP, the Company's general counsel, of which Howard S. Breslow, a director of the Company is a member, and (iii) warrants to purchase 3,600,000 shares of Common Stock, at $.25 per share, to BWM
Investments, of which Howard S. Breslow, a director of the Company, is a partner, to appropriately incentivize and/or compensate them for services provided to the Company. The Company believes that it has been only through the efforts of management, the Board of Directors, and the Company's legal counsel (and its affiliates) that the Company has maintained its viability under some very trying and difficult circumstances.

        Approval of the Stock Option/Warrant Grant requires the affirmative vote of the holders of stock representing a majority of shares present in person or represented by proxy at the Meeting and entitled to vote thereon.

Voting Requirement

        The Board of Directors recommends that the stockholders vote FOR ratification and approval of the Stock
Option/Warrant Grant.


               PROPOSAL TO APPROVE THE SEC FILING

Reason for Submission to Stockholders

        This Proposal is being submitted to stockholders to comply with the terms of the Stock Purchase Agreement. The Proposal is one of the matters contained in a Plan of Recapitalization and Financing (the "Plan") which, pursuant to the Stock Purchase Agreement, is to be adopted by the Company's Board of Directors and submitted to the Company's stockholders for their approval. The failure of the Company's stockholders to approve this Proposal would constitute a failure to approve the Plan and could have a material adverse effect on the business and financial condition of the Company. See "Background." The failure of the Company's stockholders to approve this Proposal would not preclude the Company from filing a registration statement with the Securities and Exchange Commission ("SEC") for the sale of securities by the Company.

Reason for the SEC Filing

        Subject to the adoption of the Plan by the Company and its stockholders, ValorInvest has agreed to use its best efforts to arrange for a public offering ("Public Offering") (contemplated to be in Europe) of the Company's securities through an underwriter (the "Underwriter"), to be designated or approved by ValorInvest. Through ValorInvest, the Company has obtained a letter of interest for a Public Offering from a German Underwriter. The letter does not contain any commitment for a Public Offering, and any Public Offering by such Underwriter, at the very least, would be subject to the completion of due diligence by such Underwriter and market conditions. The terms of a Public Offering, if any, would be as negotiated between the Company and the Underwriter. There can be no assurance that a Public Offering will be consummated.

        The consummation of the Public Offering would require
the filing of a registration statement with the SEC. In addition, the Company has covenanted to include the shares of Common
Stock issuable upon conversion of the Series E Preferred Stock purchased pursuant to the Stock Purchase Agreement in the registration statement at the Company's cost and expense, and to keep such registration statement effective until such time or such shares of Common Stock may be sold pursuant to an exemption from registration pursuant to the Securities Act of 1933, as
amended.   Accordingly, the Plan contains an undertaking by the
Company that it will prepare and file a registration statement with the SEC for the sale of securities of the Company on such terms and conditions as may be mutually agreed to between the Company and an underwriter to be designated or approved by ValorInvest.

Voting Requirement

        Approval of the SEC Filing requires the affirmative vote of the holders of stock representing a majority of shares present in person or represented by proxy at the Meeting and entitled to vote thereon.

        The Board of Directors recommends that the stockholders vote FOR ratification and approval of the SEC
Filing.

                     PRINCIPAL STOCKHOLDERS

        The following table sets forth, as of October 1, 1998, certain information regarding the beneficial ownership of Common Stock and Preferred Stock by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the outstanding shares thereof; (ii) each director of the Company; (iii) each executive officer of the Company; and (iv) all of the Company's directors and executive officers as a group.


Title of Class
   Name and Address of
Beneficial Owner
S

Amount and Nature of
Beneficial Ownership(1)
S

Percentage of Class (1)
Common Stock
Richard R. Reinhart, Ph.D.*/**
1300 Piccard Drive, Suite 102
Rockville, MD 20850

1,000,000(2)
2.9%
Common StockJohn G. Baust, Ph.D.*
1300 Piccard Drive, Suite 102
Rockville, MD 20850

400,000(3)1.1%Common StockAlan F. Rich*
1300 Piccard Drive, Suite 102
Rockville, MD 20850

185,500(4)***Common StockHoward S. Breslow, Esq. **
c/o Breslow & Walker, LLP
767 Third Avenue
New York, NY 10017

268,000(5)***Common StockJ. Donald Hill**
1300 Piccard Drive, Suite 102
Rockville, MD 20850

75,000(6)***Preferred
Stock
ValorInvest, Ltd.
29 Quai des Berges
1201 Geneva, Switzerland

128100%Common StockAll officers and directors as
a group (five persons)

1,928,500(7)5.6%Preferred
Stock
All officers and directors as a
group (five persons)

- 0 -- 0 -____________________



 (1) Shares of Common Stock subject to options and warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the number of shares and the percentage of the outstanding shares held by a person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the Company believes that the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

 (2) Includes 1,000,000 shares of Common Stock issuable upon the exercise of outstanding stock options.

 (3) Includes 380,000 shares of Common Stock issuable upon the exercise of outstanding stock options.

 (4) Includes 180,000 shares of Common Stock issuable upon the exercise of outstanding stock options.

 (5) Includes 100,000 shares of Common Stock issuable upon the exercise of outstanding stock options.

 (6) Consists of 75,000 shares of Common Stock issuable upon the exercise of outstanding stock options.

 (7) Includes 1,735,000 shares of Common Stock issuable upon the exercise of outstanding stock options.

 *   Executive Officer.

**   Director.

***Less than 1%.



INTEREST OF CERTAIN PERSONS

The Stock Purchase Agreement with ValorInvest requires the
Board of Directors of the Company to adopt a Plan of Recapitalization and Financing (the "Plan") and to submit the Plan to stockholders for their approval. In connection with the adoption and approval by the Board of Directors of the Plan, and pursuant to the terms thereof, the Board of Directors granted, on a pre-Reverse Stock Split basis: (i) under the 1998 Stock Option Plan, stock options to purchase an aggregate of 13,300,000 shares of Common Stock, at $.25 per share, including grants to the following executive officers and directors of the Company:
Richard J. Reinhart, Ph.D., President, Chief Executive Officer and Director - 7,200,000; John G. Baust, Ph.D.,Senior Vice President and Chief Scientific Officer - 2,160,000; Alan F. Rich, Vice President-Sales and Marketing - 1,100,000; Howard S. Breslow, Director - 720,000; and J. Donald Hill, Director - 720,000, (ii) warrants to purchase 2,880,000 shares of Common Stock, at $.25 per share, to Breslow & Walker, LLP, the
Company's general counsel, of which Howard S. Breslow, a director of the Company, is a member, and (iii) warrants to purchase 3,600,000 shares of Common Stock, at $.25 per share, to BWM Investments, of which Howard S. Breslow, a director of the Company, is a partner, to appropriately incentivize and/or compensate them for services provided to the Company, in each case subject to approval of the Plan by the stockholders of the Company.

                          OTHER MATTERS

       The Board of Directors of the Company does not know of any other matters that are to be presented for action at the Meeting. Should any other matters properly come before the Meeting or any adjournments thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their judgment.



            STOCKHOLDER PROPOSALS TO BE PRESENTED AT
THE COMPANY'S NEXT ANNUAL MEETING OF
STOCKHOLDERS

       Stockholder proposals intended to be presented at the next Annual Meeting of Stockholders of the Company must be received by the Company, at its principal executive offices, within a reasonable time prior to the solicitation of proxies in connection with such meeting in order for such proposals to be included in the Proxy Statement and Proxy relating to such meeting.

       This Proxy Statement is sent by order of the Board of Directors of the Company.






Richard J. Reinhart, Ph.D., President
and Chief Executive Officer

Rockville, Maryland
November 2, 1998

       STOCKHOLDERS ARE URGED TO SPECIFY
THEIR CHOICES AND DATE, SIGN, AND RETURN THE
ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.  A
PROMPT RESPONSE IS HELPFUL AND YOUR
COOPERATION WILL BE APPRECIATED.
EXHIBIT A

                    CERTIFICATE OF AMENDMENT

                             OF THE

                  CERTIFICATE OF INCORPORATION

                               OF

                   CRYOMEDICAL SCIENCES, INC.

   (Pursuant to Section 242 of the General Corporation Law of the State of Delaware)


       Cryomedical Sciences, Inc. (the "Corporation"), a corpo-ration organized and existing under the General Corporation Law of the State of Delaware (the "GCL"), certifies as follows:
       1.      The name of the Corporation is Cryomedical
Sciences, Inc.
       2. The date of filing of the Corporation's certificate of incorporation (the "Certificate of Incorporation") with the Secretary of State of the State of Delaware was November 5,
1987.
       3. Subdivision (a) of Article Fourth of the Certificate of Incorporation is hereby amended so that it shall now read as follows:
               "FOURTH:  (a)  The total number of
               shares of stock which the Corporation
               shall have the authority to issue is
               25,000,000 shares of common stock,
               each having a par value of $.001 (the
               "Common Stock"), and 1,000,000 shares
               of preferred stock, each having a par
               value of $.001 (the "Preferred Stock").

                    The Board of Directors is expressly
               authorized to provide for the issuance of all or any shares of Preferred Stock in one or more classes or series, and to fix for each such class or series such voting powers, full or limited, or non-voting powers, and such distinctive designations, preferences, and relative, participating, optional, or other special rights, and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such class or series and as may be permitted by the GCL, including, without limitation, the authority to provide that any such class or series may be (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; or (iv) convertible into, or exchangeable for, shares of any other classes of stock of the Corporation at such price or prices or at such rates of exchange and with such adjustments; all as may be stated in such resolution or resolutions."

       4. Upon the filing in the Office of the Secretary of State of the State of Delaware of a Certificate of Amendment to the Certificate of Incorporation of the Corporation whereby this Article Fourth is amended to read as set forth herein (the "Filing"), each ___________ shares of Common Stock issued and outstanding and held of record by each stockholder of the Corporation immediately prior to the Filing shall, automatically and without the need for any further action on the part of any stockholder, be combined into one (1) validly issued, fully paid, and non-assessable share of Common Stock, par value $.001 per share. No scrip or fractional shares will be issued by reason of this amendment, but, in lieu thereof, one whole share will be issued to those stockholders who would otherwise be entitled to receive fractional shares.
       5. This Certificate of Amendment to the Certificate of Incorporation was authorized by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon at a meeting of stockholders pursuant to Sections 222 and 242 of the GCL.
       IN WITNESS WHEREOF, I hereunto sign my name and affirm that the statements made herein are true under penalties of perjury this ____ day of _________________, 1998.


CRYOMEDICAL SCIENCES, INC.


By
Richard J. Reinhart, Ph.D., President and
Chief Executive Officer

EXHIBIT B
CRYOMEDICAL SCIENCES, INC.

1998 STOCK OPTION PLAN


1. Purpose of Plan. The purpose of this 1998 Stock Option Plan (the "Plan") is to further the growth and development of Cryomedical Sciences, Inc. (the
"Company") by encouraging and enabling employees, officers, and directors of, and consultants and advisors to, the Company to obtain a proprietary interest in the Company through the ownership of stock (thereby providing such persons with an added incentive to continue in the employ or service of the Company and to stimulate their efforts in promoting the growth, efficiency, and profitability of the Company), and affording the Company a means of attracting to its service persons of outstanding quality.

2. Shares of Stock Subject to the Plan. Subject to the provisions of Section 12 hereof, an aggregate of 20,000,000 shares of the common stock, par value $.001 per share, of the Company ("Common Stock") shall be reserved for issuance upon the exercise of options which may be granted from time to time in accordance with the Plan. As the Board of Directors of the Company ("Board of Directors") shall from time to time determine, such shares may be, in whole or in part, authorized but unissued shares or issued shares which have been reacquired by the Company. If, for any reason, an option shall lapse, expire, or terminate without having been exercised in full, the unpurchased shares underlying such option shall (unless the Plan shall have been terminated) again be available for issuance pursuant to the Plan.

3.     Administration.

       (a) The Board of Directors shall administer the Plan and, subject to the provisions of the Plan, shall have authority to determine and designate from time to time those persons eligible for a grant of options under the Plan, those persons to whom options are to be granted, the purchase price of the shares covered by each option, the time or times at which options shall be granted, and the manner in which said options are exercisable. In making such determination, the Board of Directors may take into account the nature of the services rendered by the respective persons, their present and potential contributions to the Company's success, and such other factors as the Board of Directors in its sole discretion shall deem rele-vant. Subject to the express provisions of the Plan, the Board of Directors also shall have authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the instruments by which options shall be evidenced (which shall not be inconsistent with the terms of the Plan), and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be final, binding, and conclusive.

       (b)      The Board of Directors may, at its
discretion, in accordance with the provisions of the Company's By-Laws, appoint from among its members a Stock Option or Compensation Committee (the
"Committee"). The Committee shall be composed of two or more directors and shall have and may exercise any and all of the powers relating to the administration of the Plan and the grant of options hereunder as are set forth above in
Section 3(a), as the Board of Directors shall confer and delegate. The Board of Directors shall have the power at any time to fill vacancies in, to change the membership of, or to discharge, the Committee. The Committee shall select one of its members as its Chairman and shall hold its meetings at such time and at such places as it shall deem advisable. A majority of the Committee shall constitute a quorum and such majority shall determine its action. The Committee shall keep minutes of its proceedings and shall report the same to the Board of Directors at the meeting next succeeding. No director or member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted thereunder.

4.     Persons To Whom Shares May Be Granted.

       (a) Options may be granted to persons who are, at the time of the grant, employees (including part-time employees), officers, and directors of, or consultants or advisors to, the Company or any subsidiary corporation (as defined in Section 425 of the Internal Revenue Code of 1986, as amended (the "Code"), a "Subsidiary") as the Board of Directors (or Committee) shall select from time to time from among those nominated by the Board of Directors (or Committee). For the purposes of the Plan, options only may be granted to those consultants and advisors who shall render bona fide services to the Company and such services must not be in connection with the offer or sale of securities in a capital raising transaction. Subject to the provisions hereinafter set forth, options granted under the Plan shall be designated either (i) "Incentive Stock Options" (which term, as used herein, shall mean options intended to be "incentive stock options" within the meaning of Section 422 of the Code) or (ii) "Non-Incentive Stock Options" (which term, as used herein, shall mean options not intended to be incentive stock options" within the meaning of Section 422 of the
Code). Each option granted to a person who is solely a director of, or consultant or advisor to, the Company or a Subsidiary on the date of the grant shall be designated a Non-Incentive Stock Option.

       (b) The Board of Directors (or Committee) may grant, at any time, new options to a person who has previously received options, whether such prior options are still outstanding, have previously been exercised in whole or in part, have expired, or are canceled in connection with the issuance of new options. The purchase price of the new options may be established by the Board of Directors
(or Committee) without regard to the existing option price.

5.     Option Price.

       (a) The purchase price of the Common Stock underlying each option shall be determined by the Board of Directors (or Committee), which determination shall be final, binding, and conclusive; provided, however, in no event shall the purchase price of Incentive Stock Options be less than 100% (110% in the case of optionees who own more than 10% of the total combined voting power of all classes of stock of the Company) of the fair market value of the Common Stock on the date the option is granted. In determining such fair market value, the Board of Directors (or Committee) shall consider (i) the last sale price of the Common Stock on the date on which the option is granted or, if no such reported sale takes place on such day, the last reported bid price on such day, on NASDAQ or on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or (ii) if not listed or admitted to trading on NASDAQ or a national securities exchange, the closing bid price as quoted by the National Quotation Bureau or a recognized dealer in the Common Stock on the date of grant. If the Common Stock is not publicly traded at the time an option is granted, the Board of Directors (or Committee) shall deem fair market value to be the fair value of the Common Stock after taking into account appropriate factors which may be relevant under applicable federal tax laws and Internal Revenue rules and regulations. For purposes of the Plan, the date of grant of an option shall be the date specified by the Board of Directors (or Committee) at the time it grants such option; provided, however, such date shall not be prior to the date on which the Board of Directors (or Committee) acts to approve the grant.

       (b) The aggregate fair market value (determined at the time the Incentive Stock Options are granted) of the Common Stock with respect to which Incentive Stock
Options are exercisable for the first time by an employee during any calendar year shall not exceed $100,000.
Non-Incentive Stock Options shall not be subject to the limitations of this paragraph 5(b).

6.     Exercise of Options.

       (a)      The number of shares which are issued
pursuant to the exercise of an option shall be charged against the maximum limitations on shares set forth in
Section 2 hereof.

       (b) The exercise of an option shall be made contingent upon receipt by the Company from the holder thereof of (i) if deemed necessary by the Company, a written representation and acknowledgement that (1) at the time of such exercise it is the holder's then present intention to acquire the option shares for investment and not with a view to distribution or resale thereof, (2) the holder knows that the Company is not obligated to register the option shares and that the option shares may have to be held indefinitely unless an exemption from the registration requirements of the Securities Act of 1933, as amended
(the "Act"), is available or the Company has registered the shares underlying the options, and (3) the Company may place a legend on the certificate(s) evidencing the option shares reflecting the fact that they were acquired for investment and cannot be sold or transferred unless registered under the Act, and (ii) payment in full of the purchase price of the shares being purchased. Payment may be made in cash; by certified check payable to the order of the Company in the amount of such purchase price; by delivery to the Company of shares of Common
Stock having a fair market value equal to such purchase price; by irrevocable instructions to a broker to sell shares of Common Stock to be issued upon exercise of the option and to deliver to the Company the amount of sale proceeds necessary to pay such purchase price and to deliver the remaining cash proceeds, less commissions and brokerage fees, to the optionee; or by any combination of such methods of payment.

7. Term of Options. The period during which each option granted hereunder shall be exercisable shall be determined by the Board of Directors (or Committee);
provided, however, no option shall be exercisable for a period exceeding ten (10) years from the date such option is granted.

8. Non-Transferability of Options. No option granted pursuant to the Plan shall be subject to anticipation, sale, assignment, pledge, encumbrance, or charge, or shall be otherwise transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined by the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder), and an option shall be exercisable during the lifetime of the holder thereof only by such holder.

9. Termination of Services. If an employee, officer, or director to whom an option has been granted under the Plan shall cease to be an employee, officer, or director of the Company or a Subsidiary by reason of a termination of such relationship without cause and other than by reason of death or disability, such holder may exercise such option at any time prior to the expiration date of the option or within three months after the date of termination, whichever is earlier, but only to the extent the holder had the right to exercise such option on the date of termination. If an employee, officer, or director to whom an option has been granted under the Plan shall cease to be an employee, officer, or director of the Company or a Subsidiary by reason of a termination of such relationship for cause and other than by reason of death or disability, such options shall terminate, lapse, and expire forthwith and automatically. So long as the holder of an option shall continue to be in the employ, or continue to be a director, of the Company or one or more of its Subsidiaries, such holder's option shall not be affected by any change of duties or position. Absence on leave approved by the employing corporation shall not be considered an interruption of employment for any purpose under the Plan. The granting of an option in any one year shall not give the holder of the option any rights to similar grants in future years or any right to be retained in the employ or service of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any such Subsidiary to terminate such holder's employment or services at any time. Notwithstanding the foregoing, no option may be exercised after ten years from the date of its grant.

10. Disability of Holder of Option. If any employee, officer, or director to whom an option has been granted under the Plan shall cease to be an employee, officer, or director of the Company or a Subsidiary by reason of disability, such holder may exercise such option at any time prior to the expiration date of the option or within one year after the date of termination for such reason, whichever is earlier, but only to the extent the holder had the right to exercise such option on the date of termination. Notwithstanding the foregoing, no option may be exercised after ten years from the date of its grant. For the purposes of the Plan, "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code.

11. Death of Holder of Option. If any employee, officer, or director to whom an option has been granted under the Plan shall cease to be an employee, officer, or director of the Company or a Subsidiary by reason of death, or such holder of an option shall die within three months after termination, or in the case of the death of an advisor or consultant to whom an option has been granted under the Plan, the option may be exercised by the person or persons to whom the optionee's rights under the option are transferred by will or by the laws of descent and distribution at any time prior to the expiration date of the option or, in the case of an employee, officer, or director, within three months from the date of death, whichever is earlier, but only to the extent the holder of the option had the right to exercise such option on the date of such termination. Notwithstanding the foregoing, no option may be exercised after ten years from the date of its grant.

12.    Adjustments Upon Changes in Capitalization.

       (a) If the shares of Common Stock outstanding are changed in number, kind, or class by reason of a stock split, combination, merger, consolidation, reorganization, reclassification, exchange, or any capital adjustment, including a stock dividend, or if any distribution is made to stockholders other than a cash dividend and the Board of Directors (or Committee) deems it appropriate to make an adjustment, then (i) the aggregate number and class of shares that may be issued or transferred pursuant to Section 2, (ii) the number and class of shares which are issuable under outstanding options, and (iii) the purchase price to be paid per share under outstanding options, shall be adjusted as hereinafter provided.

       (b) Adjustments under this Section 12 shall be made in a proportionate and equitable manner by the Board of Directors (or Committee), whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding, and conclusive. In the event that a fraction of a share results from the foregoing adjustment, said fraction shall be eliminated and the price per share of the remaining shares subject to the option adjusted accordingly.

       (c) In the event of a liquidation of the Company, or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a wholly-owned subsidiary of another corporation, any unexercised options theretofore granted under the Plan shall be deemed canceled unless the surviving corporation in any such merger, reorganization, or consolidation elects to assume the options under the Plan or to issue substitute options in place thereof; provided, however, if such options would otherwise be canceled in accordance with the foregoing, the optionee shall have the right, exercisable during a ten-day period immediately prior to such liquid-ation, merger, or consolidation, to exercise the option, in whole or in part. The granting of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reorganizations, reclassifications, or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, or sell or transfer all or any part of its business or assets.

13. Vesting of Rights Under Options. Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors (or Committee) or the stockholders of the Company shall constitute the vesting of any rights under any option. The vesting of such rights shall take place only when a written agreement shall be duly executed and delivered by and on behalf of the Company to the person to whom the option shall be granted.

14. Rights as a Stockholder. A holder of an option shall have no rights of a stockholder with respect to any shares covered by such holder's option until the date of issuance of a stock certificate to such holder for such shares.

15. Termination and Amendment. The Plan was adopted by the Board of Directors on August 31, 1998, subject, with respect to the validation of Incentive Stock Options granted under the Plan, to approval of the Plan by the stockholders of the Company at the next Meeting of Stockholders or, in lieu thereof, by written consent. If the approval of stockholders is not obtained prior to August 30, 1999, any grants of Incentive Stock Options under the Plan made prior to that date will be rescinded. The Plan shall expire at the end of the day on August 30, 2008 (except as to options outstanding on that date). Options may be granted under the Plan prior to the date of stockholder approval of the Plan. The Board of Directors (or
Committee) may terminate or amend the Plan in any respect at any time, except that, without the approval of the stockholders obtained within 12 months before or after the Board of Directors (or Committee) adopts a resolution authorizing any of the following actions, (a) the total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to paragraph 12); (b) the provisions regarding eligibility for grants of Incentive Stock Options may not be modified; (c) the provisions regarding the exercise price at which shares may be offered pursuant to Incentive Stock Options may not be modified (except by adjustment pursuant to paragraph 12), and (d) the expiration date of the Plan may not be extended. Except as otherwise provided in this paragraph 15, in no event may action of the Board of Directors (or Committee) or stockholders alter or impair the rights of an optionee, without such optionee's consent, under any option previously granted to such optionee.

16.    Modification, Extension and Renewal of Options.
Subject to the terms and conditions and within the limita-tions of the Plan, the Board of Directors (or Committee) may modify, extend, or renew outstanding options granted under the Plan, or accept the surrender of outstanding options (to the extent not theretofore exercised) and authorize the granting of new options in substitution therefor. Notwithstanding the foregoing, no modification of an option shall, without the consent of the holder thereof, alter or impair any rights or obligations under any option theretofore granted under the Plan.

17. Conversion of Incentive Stock Options into Non-Qualified Options. Without the prior written consent of the holder of an Incentive Stock Option, the Board of Directors (or Committee) shall not alter the terms of such Incentive Stock Option (including the means of exercising such Incentive Stock Option) if such alteration would constitute a modification within the meaning of Section 424(h)(3) of the Code. The Board of Directors (or Committee), at the written request or with the written consent of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's Incentive Stock Options (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Incentive Stock Options at any time prior to the expiration of such Incentive Stock Options, regardless of whether the optionee is an employee of the Company at the time of such conversion. Such actions may include, but shall not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Incentive Stock Options. At the time of such conversion, the Board of Directors (or Committee) (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Incentive Stock Options as the Board of Directors (or Committee) in its discretion may determine, provided that such conditions shall not be inconsistent with the Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's Incentive Stock Options converted into Non-Incentive Stock Options, and no such conversion shall occur until and unless the Board of Directors (or
Committee) takes appropriate action.

18. Withholding of Additional Income Taxes. Upon the exercise of a Non-Incentive Stock Option, the transfer of a Non-Incentive Stock Option pursuant to an arm's length transaction, the making of a Disqualifying Disposition (as described in Sections 421, 422 and 424 of the Code and regulations thereunder), the vesting of transfer of restricted stock or securities acquired on the exercise of an option hereunder, or the making of a distribution or other payment with respect to such stock or securities, the Company may withhold taxes in respect of amounts that constitute compensation includible in gross income. The Board of Directors (or Committee) in its discretion may condition the exercise of an option, the transfer of a Non-Incentive Stock Option, or the vesting or transferability of restricted stock or securities acquired by exercising an option on the optionee's making satisfactory arrangement for such withholding. Such arrangement may include payment by the optionee in cash or by check of the amount of the withholding taxes or, at the discretion of the Board of Directors (or Committee), by the optionee's delivery of previously held shares of Common Stock or the withholding from the shares of Common Stock otherwise deliverable upon exercise of option shares having an aggregate fair market value equal to the amount of such withholding taxes.

19. Indemnification. In addition to such other rights of indemnification as they may have as members of the Board of Directors (or Committee), the members of the Board of Directors (or Committee) administering the Plan shall be indemnified by the Company against reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such member is liable for negligence or misconduct in the performance of his duties, and provided that within 60 days after institution of any such action, suit, or proceeding, the member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

20. Governing Law. The validity and construction of the Plan and the instruments evidencing options shall be governed by the laws of Delaware, or the laws of any jurisdiction in which the Company or its successors in interest may be organized.
PRELIMINARY COPY
                              PROXY
                   CRYOMEDICAL SCIENCES, INC.
                  1300 Piccard Drive, Suite 102
                    Rockville, Maryland 20850

   This Proxy is solicited on behalf of the Board of Directors

        The undersigned, acknowledging receipt of the proxy statement dated November 2, 1998 of Cryomedical Sciences, Inc., hereby constitutes and appoints Richard J. Reinhart and J. Donald Hill, and each or any of them, attorney, agent, and proxy of the undersigned, with full power of substitution to each of them, for and in the name, place, and stead of the undersigned, to appear and vote all the shares of stock of Cryomedical Sciences, Inc., standing in the name of the undersigned on the books of said corporation on October 23, 1998 at the Special Meeting of Stockholders of Cryomedical Sciences, Inc., to be held at the offices of the Company, 1300 Piccard Drive, Suite 102, Rockville, Maryland 20850, on December 16, 1998 at 10:00 a.m., Maryland time, and any and all adjournments thereof.

        When properly executed, this proxy will be voted as designated by the undersigned.

        If no choice is specified, this proxy will be voted (i) FOR approval of the proposed Amendment to the Company's Certificate of Incorporation ("Charter") to effect a one-for-five, one for six, one for seven, one for eight, one for nine, one for ten, one for eleven, one for twelve, one for thirteen, one for fourteen, one for fifteen, or one for sixteen reverse stock split of the issued and outstanding shares of Common Stock, with one of such approved alternatives to be chosen by the Board of Directors of the Company (the "Reverse Stock Split"), (ii) FOR the approval of the proposed amendment to the Charter to reduce the number of authorized shares of Common Stock from 50,000,000 shares to 25,000,000
shares (the "Common Stock Reduction"), (iii) FOR the approval of the proposed amendment to the Charter to reduce the number of authorized shares of Preferred Stock of the Company, par value $.001 per share ("Preferred Stock"), from 9,378,800 shares to 1,000,000 shares (the "Preferred Stock Reduction"), (iv) FOR ratification and approval of the Company's 1998 Stock Option Plan (the "1998 Stock Option Plan"), (v) FOR ratification and approval of the grant of stock options/warrants for 19,155,000 shares (pre-Reverse Stock Split), exercisable at $.25 per share (pre-Reverse Stock Split) to management, others who have performed services for the Company, and directors, to appropriately incentivize and compensate them (the Stock Option/Warrant Grant"), and (vi)
FOR approval of the preparation and filing of a registration statement with the Securities and Exchange Commission for the sale
of securities by the Company (the "SEC Filing").   A vote to
ABSTAIN with respect to a particular matter will have the same effect as a vote AGAINST a particular matter.

1.      PROPOSAL TO AMEND THE CHARTER TO EFFECT
THE REVERSE STOCK SPLIT.

    (  )  FOR           (  )  AGAINST          (  )  ABSTAIN

2.      PROPOSAL TO AMEND CHARTER TO EFFECT THE
COMMON STOCK REDUCTION.

    (  )  FOR           (  )  AGAINST          (  )  ABSTAIN

3.      PROPOSAL TO AMEND CHARTER TO EFFECT THE
PREFERRED STOCK REDUCTION.

    (  )  FOR           (  )  AGAINST          (  )  ABSTAIN

4.      PROPOSAL TO RATIFY AND APPROVE THE 1998
STOCK OPTION PLAN.

    (  )  FOR           (  )  AGAINST          (  )  ABSTAIN

5.      PROPOSAL TO APPROVE THE STOCK
OPTION/WARRANT GRANT.

    (  )  FOR           (  )  AGAINST          (  )  ABSTAIN

6.      PROPOSAL TO APPROVE THE SEC FILING.

    (  )  FOR           (  )  AGAINST          (  )  ABSTAIN

7.      FOR SUCH OTHER MATTERS THAT MAY PROPERLY
COME BEFORE THE MEETING AND ANY ADJOURNMENTS
THEREOF.


Date


Print Name


Signature


Signature, if held jointly

        When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

         PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY
PROMPTLY IN THE ENCLOSED ENVELOPE.

Dear Shareholder:

        Since the announcement of the Company's Plan of Recapitalization and Financing (the "Plan"), I have been inundated with calls from stockholders with questions about the Plan. The Plan was adopted by the Board of Directors of the Company in accordance with the terms and conditions of a Stock Purchase Agreement (the
"Agreement") with ValorInvest, Ltd. ("ValorInvest").  The
Agreement requires that the Plan be submitted to the Company's stockholders for their approval.

        The enclosed proxy material contains a great deal of information regarding the Plan. We hope that this material will answer any questions you may have.
However, if you still have questions regarding the Plan after you have reviewed the proxy material, please give me a call at the Company at (301) 417-7070 extension 222.
This is an important enough issue that I am going to make myself available over the next several weeks to answer any questions you may have. If I am unable to take your call immediately, please leave a message containing your name, telephone number and a time that I can get back to you.

        Due to the fact that the Company is unable to contact its many shareholders on a one on one basis I am taking this opportunity to make you aware of the primary consideration that the Company has in regard to the approval of the Plan. It is most important that you realize the following:

        21.     The Plan consists of six individual matters.
        22. Each matter is individually itemized on the proxy voting card.
        23.     In order for the Plan to be "approved",
                all six of these matters must be approved.
        24. If you elect to abstain or vote against any one of these matters your overall vote will be considered to be "against" the Plan.

        It is important that you understand that if the Plan is not approved by the Company's stockholders, then, at the request of ValorInvest, the Company must redeem the Series E Units purchased by ValorInvest pursuant to the Agreement at the price paid therefor plus a penalty. ANY SUCH REQUEST BY VALORINVEST WOULD HAVE A
MATERIAL ADVERSE EFFECT ON THE BUSINESS
AND FINANCIAL CONDITION OF THE COMPANY.

        Your management team, together with the Board of Directors and the Company's counsel, have worked very hard to maintain the viability of the Company over the past year. It is imperative that we get stockholder approval of the Plan. We look forward to your support.


Sincerely,

Richard J. Reinhart, Ph.D.
President and CEO